Securities Act File No. [__]

As filed with the Securities and Exchange Commission on June 24, 2025

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

LAZARD ACTIVE ETF TRUST

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant’s Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Mark R. Anderson, Esq. 30 Rockefeller Plaza New York, New York 10112 (Name and Address of Agent for Services)

Copy to: Allison Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of Lazard Emerging Markets Opportunities ETF, a series of the Registrant. The Registrant has heretofore declared its intention to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on July 24, 2025 pursuant to Rule 488 under the Securities Act of 1933.

Lazard EMERGING MARKETS CORE EQUITY PORTFOLIO
A SERIES OF
THE LAZARD FUNDS, INC.

30 Rockefeller Plaza, New York, NY 10112-6300

(800) 823-6300

To the Shareholders of Lazard Emerging Markets Core Equity Portfolio (the “Portfolio”):

We wish to inform you that at a meeting held on June 24, 2025, the Board of Directors of The Lazard Funds, Inc. approved, on behalf of the Portfolio, the conversion of the Portfolio into an exchange-traded fund (“ETF”), which will continue to be managed by Lazard Asset Management LLC (the “Investment Manager”). The Board of Directors, including all the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio, determined that participation in the conversion is in the best interests of the Portfolio, and the interests of the existing shareholders of the Portfolio will not be diluted as a result of the conversion.

The Portfolio will be reorganized into a new ETF, which is a “shell” series of Lazard Active ETF Trust. The ETF will have the identical investment objective and fundamental investment policies as its mutual fund, as well as similar investment strategies.

Although the new ETF will have the same investment objective and fundamental investment policies and similar investment strategies as the Portfolio, ETFs are structurally different from mutual funds and have ETF-specific risks. ETF-specific risks include the risk that shares of an ETF will trade at market prices that may be above (premium) or below (discount) the ETF’s net asset value (“NAV”), or that the ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. The conversion is scheduled to take place on or about October 24, 2025.

The Investment Manager believes that the conversion will provide multiple benefits for investors, including:

•	Lower costs

•	The potential for increased tax efficiency

•	Intraday trading

•	Full daily holdings transparency

The conversion into an ETF will be conducted pursuant to an Agreement and Plan of Reorganization, a form of which is included as Exhibit 1 to these materials. The reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

In connection with the conversion, shareholders of the Portfolio will generally receive ETF shares equal in value to the shares of the Portfolio they own and may receive a cash payment in lieu of fractional shares of the ETF, and the redemption of fractional shares may be a taxable event. A conversion into an ETF will not dilute the value of your investment.

In order to receive ETF shares of as part of the conversion, you must hold your mutual fund shares in a brokerage account that can accept shares of an ETF.

No action is required on your part if you hold your mutual fund shares in a brokerage account that can hold shares of an ETF.

If you hold your mutual fund shares in an account with a financial intermediary that is not able to hold shares of an ETF, like many individual retirement accounts or group retirement plans, you will not receive ETF shares as part of the conversion. Instead, your investment will be liquidated, and you may receive cash equal in value to the NAV of your mutual fund shares. The liquidation of your investment and the return of cash may be subject to tax. It may take time for you to receive your cash. Alternatively, your financial intermediary may transfer your investment to a different investment option prior to the conversion. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that the conversion to an ETF will have on you and your investments.

Please review the accompanying materials closely for additional actions that you may be required take to receive shares of an ETF as part of a conversion.

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If you do not wish to participate in the conversion, you can exchange your mutual fund shares for shares of another Lazard mutual fund that is not participating in the conversion or redeem your mutual fund shares. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

The accompanying Information Statement/Prospectus provides more information about the conversion. Please carefully review the additional information provided in this document. If you have questions, please call (800) 823-6300. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution.

By order of the Board of Directors, MARK R. ANDERSON, Vice President and Secretary The Lazard Funds, Inc.

July 24, 2025

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The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer of sale is not permitted.

Subject to Completion
June 24, 2025

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO
A SERIES OF
THE LAZARD FUNDS, INC.

LAZARD EMERGING MARKETS OPPORTUNITIES ETF
A SERIES OF
LAZARD ACTIVE ETF TRUST

30 Rockefeller Plaza, New York, NY 10112-6300

(800) 823-6300

INFORMATION STATEMENT AND PROSPECTUS

July 24, 2025

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION IS REQUIRED ON YOUR PART TO accomplish THE REORGANIZATION.

No shareholder vote is required to complete the Reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

This combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is furnished to shareholders of Lazard Emerging Markets Core Equity Portfolio (the “Acquired Portfolio”), a series of The Lazard Funds, Inc., in connection with an Agreement and Plan of Reorganization (the “Agreement”) that has been approved by the Board of Directors (the “Board” or “Directors”) of The Lazard Funds, Inc.

The Acquired Portfolio will be reorganized into a new ETF (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), which is a series of Lazard Active ETF Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”). The Acquired Portfolio will be liquidated (the reorganization and liquidation together, the “Reorganization”). The Reorganization is scheduled to take place as of the closing of business of the New York Stock Exchange (the “NYSE” or the “Exchange”) on October 24, 2025, or such other time and date as the parties may agree (the “Closing Date”).

Shares of the Acquiring Portfolio are expected to be listed for trading on the NYSE.

The Acquiring Portfolio is a diversified series of Lazard Active ETF Trust. The Acquiring Portfolio, like the Acquired Portfolio, seeks long-term capital appreciation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement/Prospectus details important information about the Reorganization. Please read it carefully and keep it for future reference.

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The following documents have been filed with the SEC and are incorporated into this Information Statement/Prospectus by reference, which means they are part of this Information Statement/Prospectus for legal purposes:

(i)	the Statement of Additional Information dated July 24, 2025, relating to this Information Statement/Prospectus;

(ii)	the Prospectus for the Acquired Portfolio dated May 1, 2025, as supplemented (File Nos. 033-40682 and 811-06312; Accession No. 0000930413-25-001519);

(iii)	the Statement of Additional Information for the Acquired Portfolio dated May 1, 2025, as supplemented (File Nos. 033-40682 and 811-06312; Accession No. 0000930413-25-001519);

(iv)	the Prospectus for the Acquiring Portfolio dated April 7, 2025, as supplemented (File Nos. 333-285466 and 811-24041; Accession No. 0000930413-25-001178);

(v)	the Statement of Additional Information for the Acquiring Portfolio dated April 7, 2025, as supplemented (File Nos. 333-285466 and 811-24041; Accession No. 0000930413-25-001178); and

(vi)	the audited financial statements included in the filing on Form N-CSR of the Acquired Portfolio for the fiscal year ended December 31, 2024 (File No.: 811-06312; Accession No. 0000930413-25-000884), which was previously filed via EDGAR.

You can obtain copies of the Portfolios’ current Prospectuses, Statements of Additional Information, or annual or semiannual reports, or filings on Form N-CSR without charge by contacting The Lazard Funds, Inc. at 30 Rockefeller Plaza, New York, New York 10112, by calling (800) 823-6300 or by logging on to www.lazardassetmanagement.com.

The Lazard Funds, Inc. and Lazard Active ETF Trust are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, each must file proxy material, reports, and other information with the SEC. Such information is available from the EDGAR database on the SEC’s web site at http://www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Portfolio shares involve investment risks, including the possible loss of principal.

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Summary

The following Summary covers certain information contained elsewhere in this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully for more complete information.

What is involved in the Reorganization?

All of the assets and liabilities of the Acquired Portfolio will be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio equal to the Acquired Portfolio’s net asset value (“NAV”). The Acquired Portfolio will distribute to its shareholders the portion of shares of the Acquiring Portfolio to which the shareholder is entitled (and shareholders may receive cash in lieu of fractional shares). Shares of the Acquiring Portfolio will be transferred to each shareholder’s brokerage account that can accept shares of the Acquiring Portfolio. If a shareholder does not have a brokerage account, such shareholder’s Acquired Portfolio shares may be converted to cash, less any fees and expenses your intermediary may charge (subject to applicable federal or state laws concerning unclaimed property). For more information, please refer to the “Dividends and Distributions – Inactive Accounts and Potential Risk of Escheatment” section of the Acquiring Portfolio’s Statement of Additional Information, which is incorporated herein by reference.

After shares of the Acquiring Portfolio are distributed to the Acquired Portfolio’s shareholders, the Acquired Portfolio will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Acquired Portfolio and will become a shareholder of the Acquiring Portfolio.

The Reorganization is currently scheduled to take place as of the close of business of the NYSE on October 24, 2025, or such other time and date as the parties may agree.

For more information, please refer to the section entitled “The Transaction – Agreement and Plan of Reorganization.”

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

ETF	Mutual Fund
Does not issue multiple classes of shares	May offer multiple share classes with different expenses and/or minimum investments
Individual investors buy or sell shares of an ETF on the secondary market through an exchange	Investors or their intermediaries buy or sell shares directly from the mutual fund
Buy and sell orders are processed throughout the day and reflect real time market prices on an exchange	Buy and sell orders are processed once a day using the day’s ending NAV

As a result of these structural differences, there are certain benefits associated with an ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with an ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Portfolio’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. For additional information about ETF-specific risks associated with an investment in the Acquiring Portfolio, please refer to the section entitled “Comparison of Principal Risk Factors.”

Has the Board of Directors approved the Reorganization?

Yes. The Acquired Portfolio’s Board has carefully reviewed and approved the Agreement and the Reorganization.

What am I being asked to vote on?

You are not being asked to vote. Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) does not require shareholder approval under these conditions and we are not asking you for a proxy, and you are requested not to send us one.

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What are the reasons for the Reorganization?

The Board considered the following factors, among others, in determining to approve the Agreement:

•	The Reorganization will permit shareholders of the Acquired Portfolio to pursue the same investment objective in an ETF structure, which provides multiple benefits for shareholders, including lower costs, the potential for increased tax efficiency, intraday trading and full daily holdings transparency.

•	The Acquiring Portfolio will have a lower management fee rate than the Acquired Portfolio. In addition, the Acquiring Portfolio employs a unitary fee structure pursuant to which Lazard Asset Management LLC (the “Investment Manager”) bears substantially all operating expenses of the Acquiring Portfolio, subject to specific exceptions. As a result, the Acquiring Portfolio will have a lower expense ratio than each class of the Acquired Portfolio.

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes (although cash received as part of the Reorganization may be taxable).

For more information, please refer to the section entitled “The Transaction – Reasons for the Reorganization.”

How will you determine the number of shares of the Acquiring Portfolio that I will receive?

Upon completion of the Reorganization, each shareholder of the Acquired Portfolio will receive shares of the Acquiring Portfolio and, in some cases, cash equal to the value of the shares of the Acquired Portfolio the shareholder owned on the Closing Date.

For more information, please refer to the section entitled “The Transaction – Agreement and Plan of Reorganization.”

Is the Reorganization considered a taxable event for federal income tax purposes?

The Reorganization will be a tax-free reorganization for federal income tax purposes. As part of the Reorganization, some shareholders may receive cash in redemption of fractional shares, which may be a taxable event for applicable shareholders.

Different tax considerations apply to you if your investment is liquidated and the cash value of the Acquired Portfolio shares is returned to you, if you hold your Acquired Portfolio shares through an account that cannot hold the Acquiring Portfolio shares at the time of the Reorganization, like many individual retirement accounts or group retirement plans, or if your Acquired Portfolio shares are transferred by your broker or financial intermediary to a different investment option because you did not hold your Acquired Portfolio shares through an account that can accept shares of the Acquiring Portfolio on the Closing Date of the Reorganization.

Shareholders who hold shares through an account that cannot hold shares of an ETF at the time of the Reorganization will have their investments liquidated and may receive cash, which may be a taxable event for shareholders. Capital gains from securities sales by the Acquired Portfolio prior to the Reorganization may be distributed by the Acquiring Portfolio after the Reorganization.

Shareholders who do not want to hold ETF shares, or cannot hold ETF shares (like many individual retirement accounts or group retirement plans), may redeem out of the Acquired Portfolio or exchange their Acquired Portfolio shares for shares of another portfolio. A redemption or exchange of portfolio shares would generally be a taxable event for shareholders holding shares in taxable accounts.

Transaction costs are expected to be incurred in order to transfer or sell certain Acquired Portfolio holdings to facilitate the Reorganization and borne by the Acquired Portfolio. These transaction costs are expected to be approximately $23,000. It is currently anticipated that approximately 22% of the Acquired Portfolio will be sold in order to facilitate the Reorganization. The tax impact of the sale of portfolio securities will depend on the difference between the price at which such securities are sold and the Acquired Portfolio’s tax basis in such securities. The Investment Manager currently estimates that the Acquired Portfolio would be able to utilize capital loss carryovers to fully offset any gains resulting from the sale of such portfolio securities before consummation of the Reorganization.

For more information, please refer to the section entitled “The Transaction – Federal Income Tax Considerations.”

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What types of shareholder accounts can receive shares of an ETF as part of the Reorganization?

If you hold your Acquired Portfolio shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, you are eligible to receive shares of an ETF in the conversion. No further action is needed by you.

What types of shareholder accounts cannot receive shares of an ETF as part of the Reorganization?

If you hold your Acquired Portfolio shares in an account with a broker or financial intermediary that only allows you to hold shares of mutual funds in the account, like many individual retirement accounts or group retirement plans, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares prior to the Reorganization.

If this is the case and you do nothing, you will not receive shares of the Acquiring Portfolio. Your position will instead be liquidated at the time of the Reorganization and you will receive a cash distribution equal in value to the NAV of your Acquired Portfolio shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that will accept ETF shares. Alternatively, your broker or financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to or at the time of the Reorganization.

If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

How do I transfer my Acquired Portfolio shares to a brokerage account that will accept ETF shares?

The broker where you hold your Acquired Portfolio shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Portfolio’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm. Shareholders of an ETF may bear certain costs with respect to maintaining brokerage accounts that shareholders of a mutual fund may not incur.

What if I do not want to own shares of an ETF?

If you do not want to receive shares of an ETF in connection with the Reorganization, you can exchange your Acquired Portfolio shares for shares of another Lazard mutual fund that is not participating in the Reorganization or redeem your Portfolio shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Portfolio shares may be a taxable event if you hold your shares in a taxable account. The last date for redemptions, including exchange redemptions, is October 20, 2025.

How do the Portfolios’ investment objectives, strategies, policies and limitations compare?

The Acquired Portfolio and Acquiring Portfolio have the same fundamental and non-fundamental investment policies and limitations. Although the Acquiring Portfolio will have the same fundamental and non-fundamental investment policies and limitations as the Acquired Portfolio, ETFs are structurally different from mutual funds and have ETF-specific risks.

The Acquired Portfolio has the same investment objective as the Acquiring Portfolio. Each Portfolio seeks long-term capital appreciation. Each Portfolio’s investment objective is non-fundamental and does not require shareholder approval to change.

As set forth in the chart below, the Acquired Portfolio and Acquiring Portfolio have similar principal investment strategies:

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Acquired Portfolio	Acquiring Portfolio

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more. Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector and/or a particular country.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the MSCI World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. In addition to common stocks, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts.

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Implementation of the Portfolio’s investment strategy may result in significant exposure to large cap companies, however, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of January 31, 2025 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Companies that have 50% or more of their assets in or revenue or net income from one or more emerging market country are considered to have their principal activities in emerging markets countries.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries. In addition to common stocks, preferred stocks and convertible securities, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. While the Portfolio’s investment strategy is not designed to focus investment in any particular market sector or sectors, implementation of the Portfolio’s investment strategy may, from time to time, result in the investment of a significant portion of the Portfolio’s assets in different market sectors.

How do the Portfolios’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of the Acquired Portfolio and the Acquiring Portfolio:

Management of the Portfolios

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of the Portfolios. The Investment Manager provides day-to-day management portfolio investments and assists in the overall

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management of Portfolio affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary and non-discretionary accounts with assets totaling approximately $227 billion as of March 31, 2025.

The Acquired Portfolio is managed by a portfolio management team comprised of Rohit Chopra and Thomas Boyle. The Acquiring Portfolio is managed by a portfolio management team comprised of Rohit Chopra, James Donald and Thomas Boyle.

•	Thomas Boyle, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity team, focusing primarily on emerging markets investments within Latin America. Prior to joining the Investment Manager in 2010, Mr. Boyle spent 11 years with Deutsche Asset Management, providing expertise in the areas of bottom-up research, portfolio construction and client service for their Emerging Markets and Latin America Equity institutional and retail strategies.
•	Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity and Emerging Markets Core Equity teams, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley.
•	James Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

For information about the compensation of, any other accounts managed by, and any portfolio shares held by the Portfolios’ portfolio managers, please refer to the “Portfolio Managers” section of the Portfolios’ Statements of Additional Information, which are incorporated herein by reference.

Each Portfolio has entered into an investment management agreement with the Investment Manager, pursuant to which the Investment Manager furnishes investment advisory and other services. Pursuant to their respective investment management agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision; furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities; and renders certain administrative, operational and compliance assistances services. Under the Acquiring Portfolio’s investment management agreement, support services provided by the Investment Manager also includes managing basket operations and coordinating the determination and publication of the Acquiring Portfolio’s daily net asset value quotations.

The Acquired Portfolio and Acquiring Portfolio each pays a management fee to the Investment Manager. The Acquired Portfolio pays an investment management fee at the annual rate of 1.00% of the value of the Acquired Portfolio’s average daily net assets, accrued daily and paid monthly.

The Acquiring Portfolio has a unitary management fee structure pursuant to which the Investment Manager bears substantially all of the Acquiring Portfolio’s operating expenses, subject to specific exceptions. The Acquiring Portfolio’s unitary management fee rate is 0.75% of the average daily net assets.

The basis for the Board approving the investment management agreement for the Acquired Portfolio will be available in the Acquired Portfolio’s filing on Form N-CSR for the fiscal period ended June 30, 2025.

The basis for the Acquiring Portfolio’s Board of Trustees approving the investment management agreement for the Acquiring Portfolio will be available in the Acquiring Portfolio’s filing on Form N-CSR for the first fiscal period following the Portfolio’s launch.

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For more information about fund management, please refer to the “Fund Management” section of the Acquired Portfolio’s Prospectus, and to the “Investment Manager and Management Agreement” section of the Portfolios’ Statements of Additional Information, which are incorporated herein by reference.

Expense Arrangements

For more information about the Portfolios’ fees and operating expenses, please refer to the Acquired Portfolio’s Prospectus, which is incorporated herein by reference, and to the “Annual Portfolio and Class Operating Expenses” section below.

Distribution of Portfolio Shares

The principal business address of Lazard Asset Management Securities LLC (the “Distributor”), the Acquired Portfolio’s principal underwriter, is 30 Rockefeller Plaza, New York, New York 10112. The Distributor is affiliated with the Acquired Portfolio’s investment manager. Foreside Fund Services, LLC serves as the distributor for the Acquiring Portfolio, and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Acquired Portfolio has adopted a distribution plan under Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) that allows the Acquired Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Acquired Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares (“rule 12b-1 fee”). Institutional Shares do not pay a rule 12b-1 fee. Financial intermediaries and other third parties may receive payments pursuant to the 12b-1 plan.

To facilitate the Reorganization, effective on October 3, 2025, all outstanding Open Shares and R6 Shares of the Acquired Portfolio will be consolidated into Institutional Class Shares. In addition, beginning on October 1, 2025 through the earlier of the closing of the Reorganization or July 24, 2026, the Investment Manager will contractually agree to waive its fee and, if necessary, reimburse the Acquired Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% of the average daily net assets of the Acquired Portfolio’s Institutional Shares (including Open Shares and R6 Shares converted into Institutional Shares), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. Until September 30, 2025, the Investment Manager will continue to contractually waive its fee and, if necessary, reimburse the Acquired Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Acquired Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. These expense limitation arrangements can only be amended by agreement of The Lazard Funds, Inc., upon approval by its Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and The Lazard Funds, Inc. on behalf of the Acquired Portfolio.

Beginning on June 30, 2025, the Acquired Portfolio ceased charging a rule 12b-1 fee to holders of its Open Shares. The Acquiring Portfolio has not adopted a distribution plan under Rule 12b-1 of the 1940 Act.

For more information about distribution of Acquiring Portfolio shares, please refer to the “Portfolio Distribution” section of Appendix A and the “Management – Distributor” section of the Acquiring Portfolio’s Statement of Additional Information, which is incorporated herein by reference. For more information about Portfolio distribution with respect to the Acquired Portfolio, please refer to the “Shareholder Information – Distribution and Servicing Arrangements” section of the Acquired Portfolio’s Prospectus and to the “Distribution and Servicing Arrangements” section of the Acquired Portfolio’s Statement of Additional Information, each of which is incorporated herein by reference.

How do the Portfolios’ fees and operating expenses compare, and what are the Acquiring Portfolio’s fees and operating expenses estimated to be following the Reorganization?

The “Annual Portfolio Operating Expenses” table below allows you to compare the fees and expenses of the Portfolios.

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Annual Portfolio and Class Operating Expenses

The fees and expenses set forth in the table below for the Acquired Portfolio are as of May 1, 2025. Because the Acquiring Portfolio has not yet commenced operations, the Acquiring Portfolio’s pro forma expenses are based upon estimated expenses for its first fiscal year. Annual fund or class operating expenses are paid by each Portfolio or class, as applicable. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of a Portfolio.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of each share class of the Acquired Portfolio.

Reorganization of Lazard Emerging Markets Core Equity Portfolio into Lazard Emerging Markets Opportunities ETF Shareholder fees

(fees paid directly from your investment)	None

	ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Portfolio – Lazard Emerging Markets Core Equity Portfolio			Pro Forma Acquiring Portfolio – Lazard Emerging Markets Opportunities ETF
	Institutional Shares	Open Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None	N/A
Other Expenses	.24%	.40%	.75%	None[1,2]
Total Annual Portfolio Operating Expenses	1.24%	1.65%	1.75%	.75%
Fee Waiver and/or Expense Reimbursement[3]	.14%	.30%	.70%	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.35%	1.05%	.75%

[1]	Other Expenses for the Acquiring Portfolio are based on estimated amounts for the first fiscal year.

[2]	The Investment Manager will pay all expenses of the Acquiring Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Investment Manager has agreed to pay a portion of the Acquiring Portfolio’s offering costs during the Acquiring Portfolio’s first year of operations so that offering costs borne by the Acquiring Portfolio do not amount to 0.01% of its average net assets. The offering costs to be borne by the Investment Manager are expected to be approximately $13,000 and such amount is not subject to recoupment.

[3]	Until September 30, 2025, Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Acquired Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.35% and 1.05% of the average daily net assets of the Acquired Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses.
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To facilitate the Reorganization (including conversion of Open Shares and R6 Shares into Institutional Shares), beginning on October 1, 2025 through the earlier of the closing of the Reorganization or July 24, 2026, the Investment Manager will contractually agree to waive its fee and, if necessary, reimburse the Acquired Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% of the average daily net assets of the Acquired Portfolio’s Institutional Shares (including Open Shares and R6 Shares converted into Institutional Shares), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses.

These expense limitation arrangements can only be amended by agreement of The Lazard Funds, Inc., upon approval by its Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and The Lazard Funds, Inc. on behalf of the Acquired Portfolio.

Examples of Effect of Portfolio Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each Portfolio under the current expenses calculated at the rates stated above, assuming a 5% annual return after giving effect to the Reorganization (taking into account the expense limitation agreement described above with respect to the Acquired Portfolio in year one only). The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Acquired Portfolio – Lazard Emerging Markets Core Equity Portfolio			Pro Forma – Acquiring Portfolio – Lazard Emerging Markets Opportunities ETF
	Institutional Shares	Open Shares	R6 Shares
1 Year	$109	$137	$107	$76
3 Years	$377	$491	$483	$239
5 Years	$665	$869	$883	$416
10 Years	$1,485	$1,929	$2,004	$929

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Portfolio.

Portfolio Turnover

The Acquired Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Portfolio’s performance. During the year ended December 31, 2024, the Acquired Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquired Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These

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payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Do the procedures for purchasing and redeeming shares of the Portfolios differ?

The Acquired Portfolio and Acquiring Portfolio have different procedures for purchasing, exchanging and redeeming shares, which are summarized below.

Acquiring Portfolio

Shares of the Acquiring Portfolio are listed and traded on an exchange, and individual portfolio shares may only be bought and sold in the secondary market through a broker. The Acquiring Portfolio does not impose any minimum investment for shares of the Portfolio purchased on an exchange. These transactions are made at market prices that may vary throughout the day and may be greater than the Portfolio’s NAV (premium) or less than a Portfolio’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges. Due to such commissions and charges, frequent trading may detract significantly from investment returns.

The Acquiring Portfolio is designed to offer investors an equity investment that can be bought and sold frequently in the secondary market without impact on the Portfolio, and such trading activity is critical to ensuring that the market price of Portfolio shares remains at or close to NAV. Accordingly, the Board of Trustees of the Acquiring Portfolio has not adopted policies and procedures designed to discourage excessive or short-term trading by these investors.

Shares can be purchased and redeemed directly from the Acquiring Portfolio at NAV only by Authorized Participants in large increments called “Creation Units.” The Acquiring Portfolio accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Acquiring Portfolio reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

For more information about the procedures for purchasing and redeeming shares of the Acquiring Portfolio, please refer to the “Shareholder Information” section of Appendix A.

Acquired Portfolio

An investor may purchase shares of the Acquired Portfolio directly from the Acquired Portfolio through the Distributor or through a financial intermediary. The Acquired Portfolio offers multiple share classes.

For more information about the procedures for purchasing, redeeming and exchanging the Acquired Portfolio’s shares, including a description of the policies and procedures designed to discourage excessive or short-term trading of Acquired Portfolio shares, please refer to the “Shareholder Information – How to Buy Shares” section of the Acquired Portfolio’s Prospectus, and to the “How to Buy and Sell Shares” section of the Acquired Portfolio’s Statement of Additional Information, each of which is incorporated herein by reference.

Do the Portfolios’ dividend and distribution policies differ?

The Acquired Portfolio and Acquiring Portfolio have identical dividend and distribution policies.

Income dividends are anticipated to be paid semi-annually. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of the Acquiring Portfolio are expected to be paid in cash.

For more information about the Acquiring Portfolio’s dividend and distribution policies, please refer to the “Dividends, Taxes and Other Information – Dividends and Distributions” section of Appendix A and to the “Dividends and Distributions” section of the Acquiring Portfolio’s Statement of Additional Information, which is incorporated herein by reference. For more information about the

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Acquired Portfolio’s dividend and distribution policies, please refer to the “Shareholder Information – Account Policies, Dividends and Taxes – Dividends and Distributions” section of the Acquired Portfolio’s Prospectus and the “Dividends and Distributions” section of Acquired Portfolio’s Statement of Additional Information, each of which is incorporated herein by reference.

On or before the Closing Date, the Acquired Portfolio may declare additional dividends or other distributions of its net income and/or net realized capital gains.

Who bears the expenses associated with the Reorganization?

The Investment Manager will bear the cost of the Reorganization, regardless of whether or not the Reorganization is consummated; however, the Acquired Portfolio will bear any brokerage/transaction costs for portfolio transactions resulting from the Reorganization. The Investment Manager estimates that the costs to be borne by the Investment Manager will be approximately $130,000. This amount is not subject to recoupment by the Investment Manager.

For more information, please refer to the section entitled “Additional Information about the Portfolios – Expenses.”

Comparison Of Principal Risk Factors

The following is a summary of the principal risks associated with an investment in the Portfolios. Because the Portfolios have identical investment objectives and similar strategies, as described above, the Portfolios are subject to substantially similar investment risks (except that the Acquiring Portfolio is subject to additional ETF-related risks).

Risks associated with an investment in the Portfolios

The following factors can significantly affect the Portfolios’ performance:

•	Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

•	Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

•	Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less
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developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

•	Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

•	Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

•	Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

•	Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

•	Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

•	Value Investing Risk: Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These securities may respond differently to market and other developments than other types of securities.

•	Growth Investing Risk: Growth investments are believed by the Investment Manager to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These securities may respond differently to market and other developments than other types of securities.
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•	Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Additional risks associated with an investment in the Acquiring Portfolio

The Acquiring Portfolio is subject to the following additional principal risks, which are not principal risks generally associated with an investment the Acquired Portfolio:

•	Underlying ETF Risk: Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The Portfolio may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With a passive index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

•	Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•	Cash Transaction Risk: To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Portfolio may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

•	Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

•	Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of
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shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

•	No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

•	Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

•	Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

For more information about the principal risks associated with an investment in the Acquired Portfolio, please refer to the “Investment Strategies and Investment Risks” section of the Acquired Portfolio’s Prospectus, which is incorporated herein by reference, and to the “Investments, Investment Techniques and Risks” section of the Acquired Portfolio’s Statement of Additional Information, each of which is incorporated herein by reference.

How do the Portfolios compare in terms of their performance?

The Acquiring Portfolio is a “shell” portfolio that has not yet commenced operations, and therefore, will have no performance history prior to the Reorganization. After the Reorganization, the Acquired Portfolio will remain the “accounting survivor.” This means that the Acquiring Portfolio will continue to show the historical investment performance and returns of Institutional Shares of the Acquired Portfolio (even after liquidation of the Acquired Portfolio).

The accompanying bar chart and table provide some indication of the risks of investing in the Acquired Portfolio by showing the Acquired Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Acquired Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Acquired Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Year-by-Year Total Returns for Institutional Shares As of December 31, 2024

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Average Annual Total Returns (for the periods ended December 31, 2024)

After-tax returns are shown only for Institutional Shares of the Acquired Portfolio. After-tax returns of the Acquired Portfolio’s other share classes may vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years
Institutional Shares:	10/31/2013
Returns Before Taxes		7.26%	-1.26%	1.98%
Returns After Taxes on Distributions		7.23%	-1.30%	1.93%
Returns After Taxes on Distributions and Sale of Portfolio Shares		4.82%	-0.72%	1.76%
Open Shares (Returns Before Taxes)	10/31/2013	6.90%	-1.54%	1.63%
R6 Shares (Returns Before Taxes)	4/06/2018	7.31%	-1.23%	N/A
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		7.50%	1.70%	3.64%

The Transaction

Agreement and Plan of Reorganization

The terms and conditions under which the transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Information Statement/Prospectus.

The Agreement contemplates (a) the transfer of assets of the Acquired Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the assets of the Acquired Portfolio transferred pursuant to the Agreement, less (i) the value of the liabilities of the Acquired Portfolio; (ii) the value of cash to be distributed to applicable Acquired Portfolio shareholders in lieu of fractional Acquiring Portfolio shares; and (iii) the value of cash to be distributed to Acquired Portfolio shareholders who do not hold Acquired Portfolio shares through a brokerage account that can accept Acquiring Portfolio shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Portfolio shares and in lieu thereof shall receive a distribution of cash, equal to the net asset value of their Acquired Portfolio shares; and (b) the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided for in the Agreement.

The value of the Acquired Portfolio’s assets shall be the value of such assets computed as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Portfolio and Acquiring Portfolio, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Portfolio and valuation procedures established by the Board.

As soon on or after the Closing Date as is conveniently practicable, the Acquired Portfolio will take such actions necessary to complete the liquidation of the Acquired Portfolio. To complete the liquidation, the Acquired Portfolio will: (i) distribute pro rata to the Acquired Portfolio’s shareholders of record (except for Cash-Out Shareholders) determined as of the close of business on the Closing Date, the Acquiring Portfolio shares it receives; (ii) distribute cash as discussed above; and (iii) completely liquidate.

The costs associated with the Reorganization, including the preparation of filings with the SEC, mailing costs to Acquired Portfolio shareholders and legal costs associated with any necessary documentation to effect the Reorganization would be paid by the Investment Manager. These costs exclude transactions costs associated with the sale and purchase of portfolio securities in connection with the Reorganization, if any, which will be borne by shareholders of the Acquired Portfolio. It is currently anticipated that approximately 22% of the Acquired Portfolio will be sold in order to facilitate the Reorganization.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Portfolio. In addition, the Agreement may be amended in any mutually agreeable manner.

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 Reasons for the Reorganization

Background

Lazard Asset Management LLC, the investment manager to both the Acquired Portfolio and the Acquiring Portfolio, proposed the Reorganization because it believes that the Reorganization is in the best interests of the Acquired Portfolio. Specifically, the Investment Manager believes that the Reorganization will lower the overall net expenses paid by shareholders and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and tax efficiency.

Board Consideration of the Reorganization

At a meeting held on June 24, 2025, all the Directors of The Lazard Funds, Inc., including all the Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), considered and approved the Reorganization and the Agreement. For the reasons more fully described below, the Board determined that the Reorganization was in the best interests of the Acquired Portfolio, and that the interests of existing shareholders of the Acquired Portfolio will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board’s considerations of these matters, the Independent Directors were advised by an independent legal counsel that is experienced in 1940 Act matters.

In considering the Reorganization and the Agreement, the Board evaluated information provided by management of the Portfolios and reviewed various factors about the Acquired Portfolio and the Acquiring Portfolio and the Reorganization.

When evaluating the Reorganization and the Agreement, the Board considered the following factors, among others:

•	The Acquired Portfolio and Acquiring Portfolio have the same investment objective and similar strategies.

•	The Acquiring Portfolio will have a lower management fee rate than the Acquired Portfolio. In addition, the Acquiring Portfolio employs a unitary fee structure pursuant to which the Investment Manager bears substantially all operating expenses of the Portfolio, subject to specific exceptions. As a result, the Acquiring Portfolio will have a lower expense ratio than each class of the Acquired Portfolio.

•	The Reorganization will provide shareholders with the opportunity to remain invested in a fund that has the same investment objective and similar investment strategies but that is better positioned for potential asset growth.

•	The Acquiring Portfolio will be able to maintain the Acquired Portfolio’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganization, the Acquired Portfolio would be the “accounting survivor” and the Acquiring Portfolio would assume the historical performance of the Acquired Portfolio.

•	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Code, and, therefore, shareholders will not recognize gain or loss for federal income tax purposes on the exchange of their shares of the Acquired Portfolio for the shares of the Acquiring Portfolio (except with respect to cash received in lieu of fractional shares and cash to be distributed to Cash-Out Shareholders).

•	Shares of the Acquiring Portfolio will not be issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Portfolio. In addition, shareholders who hold shares through an account that cannot hold shares of an ETF, like retirement accounts or group retirement plans, at the time of the Reorganization will have their investments liquidated and may receive cash. These cash distributions may be taxable to shareholders. The Board also considered that the Investment Manager has implemented a communications plan intended to provide notice to Acquired Portfolio shareholders, so that they may enter into appropriate arrangements prior to the Reorganization. As part of this communications plan, the Investment Manager will engage with Acquired Portfolio shareholders on the potential implications of the Reorganization, including the need to have a brokerage account in place prior to the Reorganization.

•	No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.
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•	Transaction costs are expected to be incurred in order to transfer or sell certain Acquired Portfolio holdings to facilitate the Reorganization and borne by the Acquired Portfolio, but these transaction costs are not expected to be material. . These transaction costs are expected to be approximately $23,000.

•	The Investment Manager has agreed to pay the external costs (e.g., legal, auditor/accounting, printing and mailing costs) associated with each Portfolio’s participation in the Reorganization, regardless of whether or not the Reorganization is consummated. The Investment Manager estimates that these costs will be approximately $130,000. This amount is not subject to recoupment by the Investment Manager.

•	Current shareholders of the Acquired Portfolio would have the opportunity to redeem their shares or exchange their Acquired Portfolio shares for shares of another portfolio at any time before the Reorganization takes place, as set forth in the Acquired Portfolio’s prospectus, without being subject to any Portfolio-imposed fees. However, these shareholders may have a taxable event from the redemption or exchange.

•	Current shareholders of the Acquired Portfolio are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure.

•	The Acquiring Portfolio, as a result of the Reorganization, will inherit the capital loss carryovers of the Acquired Portfolio.

•	Certain shareholders of the Acquired Portfolio may benefit from a tax perspective from having the option of a tax-free reorganization as an alternative to a complete liquidation of the Acquired Portfolio.

•	As ETF shareholders following the Reorganization, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Portfolio shares in the secondary market, including commissions, spreads and other transactions costs, that the shareholders do not experience as shareholders of the Acquired Portfolio.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that it would be in the best interests of the Acquired Portfolio to conduct the Reorganization. The determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved the Reorganization and the Agreement.

The Agreement is subject to certain closing conditions and termination rights, including the right of each of the Board’s and the Acquiring Portfolio’s Board to terminate the Agreement if it determines that proceeding with the Reorganization is inadvisable with respect to the Acquired Portfolio or the Acquiring Portfolio, respectively.

Description of the Securities to be Issued

Holders of the Acquired Portfolio will receive shares of the Acquiring Portfolio. For the avoidance of doubt, the Acquiring Portfolio shall not issue fractional shares, and Acquired Portfolio shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Portfolio shares.

The Acquiring Portfolio is a series of Lazard Active ETF Trust. Acquiring Portfolio shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by Lazard Active ETF Trust. Each share of the Acquiring Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Acquiring Portfolio’s Board of Trustees.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Lazard Active ETF Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a trustee by the affirmative vote of at least two-thirds of the total combined net asset value of all shares of Lazard Active ETF Trust issued and outstanding. In addition, the Acquiring Portfolio’s Board of Trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

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For more information about voting rights and dividend rights, please refer to the “Additional Information about the Trust and Portfolios” and the “Dividends and Distributions” sections, respectively, of the Acquiring Portfolio’s Statement of Additional Information, which is incorporated herein by reference.

Federal Income Tax Considerations

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Portfolio shareholders that have their Acquired Portfolio shares exchanged for Acquiring Portfolio shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to Cash-Out Shareholders, or shareholders whose Acquired Portfolio shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Portfolio shares through an account that can accept shares of the Acquiring Portfolio on the Closing Date of the Reorganization.

The exchange of the Acquired Portfolio’s assets for the Acquiring Portfolio’s shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio followed by the distribution of Acquiring Portfolio shares to the Acquired Portfolio shareholders in exchange for their Acquired Portfolio shares in complete liquidation and termination of the Acquired Portfolio is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Portfolios will receive an opinion from Dechert LLP, counsel to the Portfolios, substantially to the effect that:

(i)	The acquisition by the Acquiring Portfolio of all of the properties of the Acquired Portfolio in exchange solely for Acquiring Portfolio shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio followed by the distribution of Acquiring Portfolio shares and/or cash (in certain circumstances as discussed above) to the Acquired Portfolio shareholders in complete liquidation and termination of the Acquired Portfolio will constitute a tax-free reorganization under Section 368(a) of the Code. The Acquiring Portfolio and Acquired Portfolio each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	Under Sections 361 and 357(a) of the Code, the Acquired Portfolio will not recognize gain or loss upon the transfer of the assets of the Acquired Portfolio to Acquiring Portfolio in exchange solely for the assumption of all the Acquired Portfolio’s liabilities and the Acquiring Portfolio shares, except that the Acquired Portfolio may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii)	The Acquired Portfolio will not recognize gain or loss upon the distribution to its Acquired Portfolio shareholders of the Acquiring Portfolio shares received by the Acquired Portfolio in the Reorganization;

(iv)	The Acquiring Portfolio will recognize no gain or loss upon receiving the assets of the Acquired Portfolio in exchange solely for the assumption of all liabilities of the Acquired Portfolio and the issuance of the Acquiring Portfolio shares;

(v)	The Acquired Portfolio shareholders will recognize no gain or loss upon receiving Acquiring Portfolio shares solely in exchange for their shares (except with respect to cash received in lieu of fractional shares and cash to be distributed to Cash-Out Shareholders);

(vi)	The aggregate basis of the Acquiring Portfolio shares received by the Acquired Portfolio shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Portfolio shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vii)	An Acquired Portfolio shareholder’s holding period for the Acquiring Portfolio shares received by the Acquired Portfolio shareholder in the Reorganization will include the holding period during which the Acquired Portfolio shareholder held shares of the Acquired Portfolio surrendered in exchange therefor, provided that the Acquired Portfolio shareholder held the shares as a capital asset on the date of Reorganization;

(viii)	The tax basis of the assets of the Acquired Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Reorganization;
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(ix)	The holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio; and

(x)	The Acquired Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Portfolio without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to Acquired Portfolio shareholders whose investment is liquidated and the cash value of whose Acquired Portfolio shares is returned to them, as to Acquired Portfolio shareholders who hold their Acquired Portfolio shares through an account that cannot hold the Acquiring Portfolio shares at the time of the Reorganization, like many individual retirement accounts or group retirement plans, or as to Acquired Portfolio shareholders whose Acquired Portfolio shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Portfolio shares through an account that can accept shares of the Acquiring Portfolio on the Closing Date of the Reorganization. None of the Portfolios have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code and thus were taxable, then the Acquired Portfolio would recognize gain or loss on the transfer of its assets to the Acquiring Portfolio, and each shareholder of the Acquired Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received.

The tax year of the Acquired Portfolio is expected to continue with its Acquiring Portfolio, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Portfolio unless distributed prior to the Reorganization. The Acquired Portfolio may declare a distribution to shareholders prior to the Reorganization. If the Reorganization were to end the tax year of the Acquired Portfolio (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it may accelerate distributions to shareholders from the Acquired Portfolio for its short tax year ending on the Closing Date. If determined necessary by the Portfolios, the Acquired Portfolio will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. Any of the foregoing distributions, regardless of whether distributed before or after the Reorganization, may be taxable, and would include capital gains from securities sales by the Acquired Portfolio prior to the Reorganization. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Portfolio will succeed to the tax attributes of the Acquired Portfolio upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Portfolio to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Portfolio will be available to offset future gains recognized by the Acquiring Portfolio (subject to the conditions and limitations under the Code). Capital losses of the Acquired Portfolio may be carried forward indefinitely to offset future capital gains. However, the capital losses of the Acquiring Portfolio, as the successor in interest to the Acquired Portfolio, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

As of December 31, 2024, the Acquired Portfolio had $22,355,809 of unused short-term capital loss carryovers and $49,172,663 of unused long-term capital loss carryovers. Of these amounts, at December 31, 2024, $10,261,091 of the unused short-term realized capital loss carryovers and $37,733,496 of the unused long-term realized capital loss carryovers, which were acquired from Lazard Emerging Markets Strategic Equity Portfolio in a reorganization on June 22, 2023, are subject to annual limitations on their use to offset realized capital gains.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Shareholders of the Acquired Portfolio should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

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Forms of Organization

The Acquired Portfolio is a series of The Lazard Funds, Inc., an open-end management investment company organized as a Maryland corporation on May 17, 1991. The Acquiring Portfolio is a series of Lazard Active ETF Trust, an open-end management investment company organized as a Delaware statutory trust on October 30, 2024. Each of The Lazard Funds, Inc. and Lazard Active ETF Trust is authorized to issue an unlimited number of shares of beneficial interest. The Acquired Portfolio is governed by The Lazard Funds, Inc.’s Articles of Incorporation and Bylaws. The Acquiring Portfolio is governed by Lazard Active ETF Trust’s Declaration of Trust and Bylaws.

For more information regarding shareholder rights, please refer to the “Additional Information about the Trust and Portfolios” section of the Statement of Additional Information of each Portfolio, which is incorporated herein by reference.

Capitalization (Unaudited)

The following table shows the capitalization of the Acquired Portfolio as of May 31, 2025, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. The table below reflects each class of the Acquired Portfolio that existed prior to the share class consolidation.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Lazard Emerging Markets Core Equity Portfolio (Institutional Shares)	$121,547,715	$11.28	10,777,030
Lazard Emerging Markets Core Equity Portfolio (Open Shares)	$2,617,455	$11.24	232,839
Lazard Emerging Markets Core Equity Portfolio (R6 Shares)	$1,562,127	$11.30	138,229
Lazard Emerging Markets Opportunities ETF[1]	N/A	N/A	N/A
Adjustment[2]	(25,111)	13.72	(6,120,052)
Lazard Emerging Markets Opportunities ETF (pro forma combined)	$125,701,786	$25.00	5,028,046

1 Lazard Emerging Markets Opportunities ETF is expected to commence operations in October 2025.

2 The adjustment reflects fractional share redemptions and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s initial NAV. The Acquiring Portfolio is expected to launch at $25.00 NAV per share.

The table above assumes that the Reorganization had occurred on May 31, 2025. The table is for information purposes only. No assurance can be given as to how many Acquiring Portfolio shares will be received by shareholders of the Acquired Portfolio on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after that date.

Conclusion

The Agreement and Plan of Reorganization was approved by the Board at a meeting held on June 24, 2025. The Board determined that the Reorganization is in the best interests of the Acquired Portfolio and that the interests of existing shareholders of the Acquired Portfolio would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, the Acquired Portfolio will continue to engage in business as a portfolio of a registered investment company and the Board may consider other proposals for the Reorganization or liquidation of the Acquired Portfolio.

Additional Information About The Portfolios

The Acquiring Portfolio is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Portfolio will adopt the financial history, including the financial highlights, of the Acquired Portfolio following the Reorganization.

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The Acquired Portfolio’s financial highlights for the fiscal year ended December 31, 2024 (audited) are shown in the tables below. The Acquired Portfolio’s financial highlights should be read in conjunction with the financial statements audited by Deloitte & Touche LLP, which are incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and contained in the Acquired Portfolio’s filing on Form N-CSR.

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Institutional Shares
Net asset value, beginning of period	$9.81	$8.87	$11.56	$13.12	$11.79

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.17	0.17	0.08	0.08
Net realized and unrealized gain (loss)	0.58	0.92	(2.67)	(1.55)	1.33
Total from investment operations	0.71	1.09	(2.50)	(1.47)	1.41

Less distribution from:
Net investment income	(0.13)	(0.15)	(0.19)	(0.09)	(0.08)
Total distributions	(0.13)	(0.15)	(0.19)	(0.09)	(0.08)
Net asset value, end of period	$10.39	$9.81	$8.87	$11.56	$13.12
Total Return(b)	7.26%	12.29%	-21.63%	-11.21%	11.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,428	$115,633	$92,730	$156,284	$209,503
Ratios to average net assets:
Net expenses	1.10%	1.15%	1.22%	1.16%	1.20%
Gross expenses	1.24%	1.27%	1.23%	1.16%	1.20%
Net investment income (loss)	1.27%	1.82%	1.75%	0.64%	0.70%
Portfolio turnover rate	39%	74%	28%	31%	23%

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Open Shares
Net asset value, beginning of period	$9.79	$8.85	$11.53	$13.09	$11.76

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.15	0.14	0.04	0.04
Net realized and unrealized gain (loss)	0.57	0.91	(2.65)	(1.55)	1.33
Total from investment operations	0.68	1.06	(2.51)	(1.51)	1.37

Less distribution from:
Net investment income	(0.11)	(0.12)	(0.17)	(0.05)	(0.04)
Total distributions	(0.11)	(0.12)	(0.17)	(0.05)	(0.04)
Net asset value, end of period	$10.36	$9.79	$8.85	$11.53	$13.09
Total Return(b)	6.90%	12.05%	-21.80%	-11.53%	11.66%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,032	$2,281	$1,427	$2,113	$2,544
Ratios to average net assets:
Net expenses	1.35%	1.41%	1.48%	1.50%	1.50%
Gross expenses	1.65%	1.76%	1.69%	1.55%	1.62%
Net investment income (loss)	1.02%	1.57%	1.46%	0.34%	0.35%
Portfolio turnover rate	39%	74%	28%	31%	23%
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Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
R6 Shares
Net asset value, beginning of period	$9.82	$8.88	$11.57	$13.13	$11.80

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.19	0.18	0.09	0.07
Net realized and unrealized gain (loss)	0.57	0.90	(2.68)	(1.56)	1.34
Total from investment operations	0.72	1.09	(2.50)	(1.47)	1.41

Less distribution from:
Net investment income	(0.14)	(0.15)	(0.19)	(0.09)	(0.08)
Total distributions	(0.14)	(0.15)	(0.19)	(0.09)	(0.08)
Net asset value, end of period	$10.40	$9.82	$8.88	$11.57	$13.13
Total Return(b)	7.31%	12.32%	-21.58%	-11.19%	11.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$775	$161	$347	$311	$544
Ratios to average net assets:
Net expenses	1.05%	1.11%	1.18%	1.16%	1.20%
Gross expenses	1.75%	3.09%	2.11%	1.91%	1.87%
Net investment income (loss)	1.40%	1.94%	1.87%	0.66%	0.63%
Portfolio turnover rate	39%	74%	28%	31%	23%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street SS&C Global Investor and Distribution Solutions (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Expenses

The expenses in connection with preparing this Information Statement/Prospectus and its enclosures will be paid by the Investment Manager.

The Investment Manager will reimburse brokerage firms and others for their reasonable expenses in forwarding material to the beneficial owners of shares.

You can obtain copies of the Acquired Portfolio’s current Prospectus, Statement of Additional Information, annual or semiannual reports or filing on Form N-CSR without charge by contacting The Lazard Funds, Inc. at 30 Rockefeller Plaza, New York, New York 10112, by calling (800) 823-6300 or by logging on to www.lazardassetmanagement.com.

Share Ownership

As of May 31, 2025, there were 10,777,030, 232,839 and 138,229 Institutional Shares, Open Shares, and R6 Shares, respectively, of the Acquired Portfolio issued and outstanding.

The Acquiring Portfolio is will not issue shares until the date of the Reorganization.

As of May 31, 2025, the Directors and officers of The Lazard Funds, Inc. owned, in the aggregate, less than 1% of each class of the Acquired Portfolio’s total outstanding shares.

As of May 31, 2025, the following shareholders were shown in the records of The Lazard Funds, Inc. as owning more than 5% of the Acquired Portfolio’s shares. The Lazard Funds, Inc. does not know of any other person who owns beneficially more than 5% of the Acquired Portfolio’s shares except as set forth below.

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Name and Address	Percentage of Total Acquired Portfolio Institutional Shares Outstanding
Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	62.90%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	17.17%

Charles Schwab & Co. 101 Montgomery St San Francisco, CA 94104-4151	5.44%

Name and Address	Percentage of Total Acquired Portfolio Open Shares Outstanding

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	49.94%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	19.49%

Charles Schwab & Co. 101 Montgomery St San Francisco, CA 94104-4151	16.70%

Name and Address	Percentage of Total Acquired Portfolio R6 Shares Outstanding

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	86.50%

Voya Financial Advisors, Inc. 151 Farmington Avenue Hartford, CT 06156-0001	13.43%

Miscellaneous

Legal Matters

Certain legal matters in connection with the issuance of shares of the Acquiring Portfolio have been passed upon by Dechert LLP, counsel to Lazard Active ETF Trust.

Experts

The audited financial statements for the fiscal year ended December 31, 2024 of the Acquired Portfolio are incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and have been audited by Deloitte & Touche LLP, the Acquired Portfolio’s independent registered public accounting firm, whose report thereon is included in the Acquired Portfolio’s filing on Form N-CSR for the fiscal year ended December 31, 2024. The financial statements audited by Deloitte &

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Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Notice to Banks, Broker-Dealers and Voting Directors and Their Nominees

Please advise The Lazard Funds, Inc., in care of Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, whether other persons are beneficial owners of shares for which the Information Statement/Prospectus is being mailed and, if so, the number of copies of the Information Statement/Prospectus and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

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Appendix A

Additional Information about the Acquiring Portfolio

As used in this Appendix A, the term “Portfolio” refers to the Acquiring Portfolio and the term “Board” refers to the Board of Trustees of Lazard Active ETF Trust.

DETERMINATION OF NET ASSET VALUE

The NAV per share for the Portfolio is determined each day the New York Stock Exchange (the “NYSE” or the “Exchange”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Portfolio will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Portfolio values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-U.S. securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of U.S. securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-U.S. securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Shareholder Information

Individual shares of the Portfolio may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Portfolio are listed for trading on an exchange, and because shares trade at market prices rather than NAV, shares of the Portfolio may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Portfolio (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the bid-ask spread). Recent information, including information about the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Portfolio’s website at www.lazardassetmanagement.com.

Book Entry

The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. Lazard Active ETF Trust understands that under existing industry practice, in the event Lazard Active ETF Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, Lazard Active ETF Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Buying and Selling Shares

Shares of the Portfolio may be acquired or redeemed directly from the Portfolio at NAV only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of the Prospectus. Only an Authorized Participant (as defined in the

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“Creations and Redemptions” section below) may engage in creation or redemption transactions directly with the Portfolio. Once created, shares of the Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Portfolio are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Portfolio shares listing will continue or remain unchanged. Lazard Active ETF Trust does not impose any minimum investment for shares of the Portfolio purchased on an exchange. Buying or selling the Portfolio’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Portfolio through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Portfolio based on its trading volume and market liquidity, and is generally less if the Portfolio has more trading volume and market liquidity and more if the Portfolio has less trading volume and market liquidity.

The Portfolio’s primary listing exchange is the NYSE. The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Portfolio is each day the NYSE and Lazard Active ETF Trust are open and includes any day that the Portfolio is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when the Exchange closes earlier than normal, the Portfolio may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Portfolio shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the portfolio securities after the close of the primary markets for the portfolio securities and the reflection of that change in the Portfolio’s NAV (“market timing”). Lazard Active ETF Trust believes this is appropriate because ETFs, such as the Portfolio, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Portfolio shares remains at or close to NAV. Since the Portfolio issues and redeems Creation Units at NAV plus applicable transaction fees, and the Portfolio’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Lazard Active ETF Trust and the Distributor will have the sole right to accept orders to purchase shares from Authorized Participants and reserve the right to reject any purchase order in whole or in part.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Portfolio are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each Authorized Participant enters into an authorized participant agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Portfolio or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor, generally takes place when an Authorized Participant deposits into the Portfolio a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and/or a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Portfolio and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Portfolio.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Portfolio’s instructions or may not be executed at all, or the Portfolio may not be able to place or change orders.

To the extent the Portfolio engages in in-kind transactions, the Portfolio intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

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The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on a Portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Portfolio or its ongoing shareholders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Trust Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in Lazard Active ETF Trust’s Statement of Additional Information.

Dividends, TAXES AND OTHER INFORMATION

Dividends and Distributions

Income dividends are anticipated to be paid semi-annually. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Dividends and distributions of a Portfolio are expected to be paid in cash.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Information Statement/Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

Distributions you receive from a Portfolio are generally subject to federal income tax and may also be subject to state or local taxes. All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains distributions are generally taxable as long-term capital gains. A portion of certain distributions of dividends to non-corporate shareholders (including individuals) may qualify for taxation at the long-term capital gain rate, as long as certain holding period and other requirements are met. A portion of certain distributions of dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction, as long as certain holding period and other requirements are met. Distributions in excess of a Portfolio’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Portfolio shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in the Portfolio shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Portfolio shares.

Keep in mind that distributions may be taxable to you at different rates which generally depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. Character and tax status of all distributions will be available to you after the close of each calendar year.

If you buy shares of the Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

A Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Portfolio may deduct these taxes in computing its taxable income.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Portfolio shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of long-term capital gains.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account, and you may also be subject to state and local taxes. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares. When you sell your Portfolio shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a

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period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Reporting to you and the IRS is required annually on Form 1099-B not only with respect to the gross proceeds of Portfolios shares you sell or redeem but also their cost basis. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different methodology. You should consult with your tax advisors to determine the best cost basis method for your tax situation.

Withholding of U.S. tax at a 30% rate is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. You may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding.

Premium/Discount Information

Information regarding how often the closing trading price of the shares of the Portfolio was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the shares of the Portfolio for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Portfolio, if shorter) can be found at www.lazardassetmanagement.com.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by Lazard Active ETF Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Trust Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of Lazard Active ETF Trust and the Investment Manager may purchase and resell Portfolio shares pursuant to this Information Statement/Prospectus.

Portfolio Distribution

Distribution of Portfolio Shares

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The Trust Distributor is the distributor of Creation Units of the Portfolio. The Trust Distributor or its agent distributes Creation Units for the Portfolio on an agency basis. The Trust Distributor does not maintain a secondary market in shares of the Portfolio. The Trust Distributor has no role in determining the investment policies of the Portfolio or the securities that are purchased or sold by the Portfolio. The Trust Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

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Exhibit 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

LAZARD U.S. EMERGING MARKETS OPPORTUNITIES ETF

This Agreement and Plan of Reorganization (“Plan”) is made as of June 24, 2025 by and between The Lazard Funds, Inc., a Maryland corporation (the “Company”), on behalf of its series Lazard Emerging Markets Core Equity Portfolio (the “Acquired Portfolio”), and Lazard Active ETF Trust, a Delaware statutory trust (the “Trust”), on behalf of its series Lazard Emerging Markets Opportunities ETF (the “Acquiring Portfolio”) and, with respect to paragraph 10.2 of this Plan, Lazard Asset Management LLC (“LAM”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (“Acquiring Portfolio Shares”) equal in aggregate net asset value to the outstanding shares of the Acquired Portfolio (“Acquired Portfolio Shares”), the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Acquiring Portfolio Shares and/or cash to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan. The Acquiring Portfolio is, and will be immediately prior to the date of the closing (the “Closing Date”) (defined in paragraph 3.1), a shell series, without assets or liabilities.

WHEREAS, each of the Acquired Portfolio and the Acquiring Portfolio is a series of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Directors of The Lazard Funds, Inc. (the “Company Board”) has determined, with respect to the Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interest of the existing Acquired Portfolio Shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of Lazard Active ETF Trust (the “Trust Board”) has determined, with respect to the Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Portfolio to the Acquiring Portfolio in Exchange for Acquiring Portfolio Shares, the Assumption of all of the Acquired Portfolio’s Liabilities and the Liquidation of the Acquired Portfolio

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor:

(a)	to deliver to the Acquired Portfolio a number of full Acquiring Portfolio Shares having an aggregate net asset value equal to the value of the assets of the Acquired Portfolio attributable to the Acquired Portfolio Shares on such date, less:

(i)	the value of cash to be distributed to Acquired Portfolio Shareholders in lieu of fractional Acquiring Portfolio Shares;

(ii)	the value of cash to be distributed to Acquired Portfolio Shareholders who do not hold Acquired Portfolio Shares through a brokerage account that can accept Acquiring Portfolio Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Portfolio Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Portfolio Shares; and
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(iii)	the value of the liabilities of the Acquired Portfolio attributable to those Acquired Portfolio Shares as of the time and date set forth in paragraph 3.1;

with the number of full Acquiring Portfolio Shares to be delivered determined by dividing the value of such Acquired Portfolio’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iii) of this paragraph 1.1, by the net asset value of one Acquiring Portfolio Share (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date.

1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing Date (collectively, “Assets”).

1.3. The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). The Acquired Portfolio may declare and pay to its Acquired Portfolio Shareholders one or more dividends and/or other distributions on or as soon as practicable prior to the Closing Date so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current and prior taxable year through the Closing Date.

1.4. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Portfolio will (a) distribute to the Acquired Portfolio Shareholders of record (other than Cash-Out Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Portfolio Shares received by the Company, on behalf of the Acquired Portfolio, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1, in lieu of fractional Acquiring Portfolio Shares and to the Cash-Out Shareholders, and (c) completely liquidate. The aggregate net asset value of Acquiring Portfolio Shares to be credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio Shares owned by Acquired Portfolio Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Portfolio Shareholders in lieu of fractional Acquiring Portfolio Shares; and (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of Acquiring Portfolio Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Portfolio Shares. All issued and outstanding Acquired Portfolio Shares will be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.5. The Acquiring Portfolio Shares will be issued in the manner that complies with the Trust’s Amended and Restated Declaration of Trust.

1.6. Any reporting responsibility of the Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date.

1.7. Any reporting responsibility of the Acquired Portfolio, including, but not limited to, the responsibility for filing tax returns, or other documents with any federal, state or local tax authorities with respect to the tax year ending on or before the Closing Date, is and shall remain the responsibility of the Acquired Portfolio.

2. Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Portfolio and Acquiring Portfolio (collectively, the “Portfolios”) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Portfolio and valuation procedures established by the Company Board.

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2.2. The aggregate net asset value of the Acquiring Portfolio Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquired Portfolio’s then-current prospectus and statement of additional information and valuation procedures established by the Trust Board.

2.3. The number of the Acquiring Portfolio Shares to be issued in exchange for the Acquired Portfolio’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Portfolio Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Acquiring Portfolio Shares, determined in accordance with paragraph 2.2. For the avoidance of doubt, the Acquiring Portfolio shall not issue fractional shares.

2.4. As of the date of this Plan, the Acquired Portfolio has several classes of shares. It is currently expected that, on or about October 3, 2025, all issued and outstanding Shares of the Acquired Portfolio classes other than Institutional Class will be converted into Institutional Class Shares. As a result, the Acquired Portfolio is expected to offer only Institutional Class Shares as of the Valuation Time.

2.5. All computations of value shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Portfolio.

3. Closing and Closing Date

3.1. The Closing Date shall be on or about October 24, 2025 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of LAM or at such other time and/or place, including by virtual means, as the parties may agree. Without limiting the generality of the foregoing, and subject thereto, at the Closing, except as otherwise provided herein, all the Assets, rights, privileges, powers and franchises of the Acquired Portfolio shall vest in the Acquiring Portfolio, and all Liabilities, restrictions, disabilities and duties of the Acquired Portfolio shall become the Liabilities, obligations, restrictions, disabilities and duties of the Acquiring Portfolio.

3.2. The Acquired Portfolio shall direct State Street, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Portfolio. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Portfolio, which Custodian also serves as the custodian for the Acquiring Portfolio. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Portfolio as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Portfolio’s Assets. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of Federal funds on the Closing Date. To the extent that any Assets of the Acquired Portfolio, for any reason, are not transferable at the Closing, the Acquired Portfolio shall cause such Assets of the Acquired Portfolio to be transferred to the Acquiring Portfolio’s account with State Street at the earliest practicable date thereafter.

3.3. The Acquired Portfolio shall direct SS&C GIDS, Inc., as transfer agent for the Acquired Portfolio (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each such Acquired Portfolio Shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver to the Secretary of the Acquired Portfolio prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Portfolio Shares will be credited to the Acquired Portfolio on the Closing Date, or provide other evidence satisfactory to the Acquired Portfolio as of the Closing Date that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s accounts on the books of the Acquiring Portfolio. At the Closing, each of the Acquired Portfolio and the Acquiring Portfolio shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable (in the judgment of the Company Board with respect to the Acquired Portfolio and Trust Board with respect to the Acquiring Portfolio), the Closing

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Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations and Warranties

4.1. Except as has been fully disclosed to the Acquiring Portfolio in a written instrument executed by an officer, the Company, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio, as follows:

(a)	The Acquired Portfolio is a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and By-Laws to own all of its Assets and to carry on its business as it is now being conducted;

(b)	The Company is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Portfolio Shares under the Securities Act of 1933, as amended (“1933 Act”), have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except the approvals specifically contemplated by this Plan and such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws and the listing exchange of the Acquiring Portfolio (the “Listing Exchange”);

(d)	The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, the Company, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)	The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Portfolio (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquired Portfolio, or any of its Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio’s business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio dated December 31, 2024 have been audited by Deloitte &
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Touche LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent Liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since December 31, 2024, there has not been any material adverse change in the Acquired Portfolio’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of the Acquired Portfolio’s Liabilities, or the redemption of the Acquired Portfolio Shares shall not constitute a material adverse change;

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including, with respect to the taxable year that includes the Closing Date, the portion of such taxable year up to the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain (as defined in the Code) for all periods ending on or before the Closing Date;

(m)	All issued and outstanding Shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Company’s Articles of Incorporation, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding Shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Company Board, on behalf of the Acquired Portfolio, and this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Portfolio for use in registration statements, information statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(p)	Insofar as it relates to the Acquired Portfolio, the Registration Statement on Form N-14 (“Registration Statement”) will, from the effective date of the Registration Statement through the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was
37

furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio, as follows:

(a)	The Acquiring Portfolio is a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b)	The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquiring Portfolio Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws and the Listing Exchange;

(d)	The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, the Trust, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Trust’s Amended and Restated Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Portfolio’s knowledge, threatened against the Trust, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s Assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions herein contemplated;

(h)	All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Trust’s Amended and Restated Declaration of Trust, fully paid and non-assessable by the Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(i)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trust Board, on behalf of the Acquiring Portfolio, and this Plan will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms,
38

subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and, subject to the qualifications set forth in the Trust’s Amended and Restated Declaration of Trust, will be fully paid and non-assessable by the Acquiring Portfolio;

(k)	The Acquiring Portfolio has not yet filed its first federal income tax return and thus has not yet elected to be treated as a regulated investment company under Subchapter M of the Code. However, upon filing its first federal income tax return under Section 852 of the Code following the completion of its first taxable year, the Acquiring Portfolio will elect to be treated as a regulated investment company and, from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a regulated investment company under Subchapter M of the Code.

(l)	The information to be furnished by the Acquiring Portfolio for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(m)	Insofar as it relates to the Acquiring Portfolio, the Registration Statement will, from the effective date of the Registration Statement through the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. Covenants of the Acquiring Portfolio and the Acquired Portfolio

5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Portfolio is not currently operational.

5.2. The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio Shares.

5.4. Subject to the provisions of this Plan, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its Acquired Portfolio Shareholders consisting of the Acquiring Portfolio Shares received at the Closing and/or cash.

5.6. The Acquiring Portfolio and the Acquired Portfolio shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.7. The Company, on behalf of the Acquired Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s, on behalf of the Acquired Portfolio, title to and

39

possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Portfolio, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.8. The Company will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Information Statement/Prospectus to be mailed to Acquired Portfolio Shareholders.

5.9. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of The Acquired Portfolio

The obligations of the Company, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in the name of the Acquiring Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Portfolio, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Company shall reasonably request;

6.3. The Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Portfolio shall not issue fractional shares, and cash shall be distributed to Acquired Portfolio Shareholders in connection with this Reorganization in lieu of fractional Acquiring Portfolio Shares.

7. Conditions Precedent to Obligations of the Acquiring Portfolio

The obligations of the Trust, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Company, on behalf of the Acquired Portfolio, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Portfolio;

7.3. The Company, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio a certificate executed in the name of the Acquired Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Portfolio, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Trust shall reasonably request;

7.4. The Company, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of the Acquired Portfolio, on or before the Closing Date;

40

7.5. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its Acquired Portfolio Shareholders all of its investment company taxable income and all of its net realized capital gains, if any, for all periods ending prior to the Closing to the extent not otherwise already distributed; and

7.6. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Portfolio shall not issue fractional shares, and cash shall be distributed to Acquired Portfolio Shareholders in connection with this Reorganization in lieu of fractional Acquiring Portfolio Shares.

8. Further Conditions Precedent to Obligations of the Acquiring Portfolio and the Acquired Portfolio

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Portfolio, or the Trust, on behalf of the Acquiring Portfolio, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities, and the Listing Exchange deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. Each of the parties shall have received an opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, and the existing provisions of the Code, Treasury regulations promulgated thereunder, for U.S. federal income tax purposes:

(a)	The acquisition by the Acquiring Portfolio of all of the properties of the Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of all Liabilities of the Acquired Portfolio by the Acquiring Portfolio followed by the distribution of Acquiring Portfolio Shares and cash in lieu of fractional shares to the Acquired Portfolio Shareholders in exchange for their Shares in complete liquidation and termination of the Acquired Portfolio will constitute a tax-free reorganization under Section 368(a) of the Code. The Acquiring Portfolio and Acquired Portfolio each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	Under Sections 361 and 357(a) of the Code, the Acquired Portfolio will not recognize gain or loss upon the transfer of the Assets of the Acquired Portfolio to Acquiring Portfolio in exchange solely for the assumption of all the Acquired Portfolio’s Liabilities and the Acquiring Portfolio Shares, except that the Acquired Portfolio may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c)	The Acquired Portfolio will not recognize gain or loss upon the distribution to its Acquired Portfolio Shareholders of the Acquiring Portfolio Shares received by the Acquired Portfolio in the Reorganization.

(d)	The Acquiring Portfolio will recognize no gain or loss upon receiving the Assets of the Acquired Portfolio in exchange solely for the assumption of all Liabilities of the Acquired Portfolio and the issuance of the Acquiring Portfolio Shares.

(e)	The Acquired Portfolio Shareholders will recognize no gain or loss upon receiving Acquiring Portfolio Shares solely in exchange for their Shares (except with respect to cash received in lieu of fractional shares).
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(f)	The aggregate basis of the Acquiring Portfolio Shares received by the Acquired Portfolio Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Portfolio Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received).

(g)	An Acquired Portfolio Shareholder’s holding period for the Acquiring Portfolio Shares received by the Acquired Portfolio Shareholder in the Reorganization will include the holding period during which the Acquired Portfolio Shareholder held Shares of the Acquired Portfolio surrendered in exchange therefor, provided that the Acquired Portfolio Shareholder held the shares as a capital asset on the date of Reorganization.

(h)	The tax basis of the Assets of the Acquired Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of such Assets to the Acquired Portfolio immediately prior to the Reorganization;

(i)	The holding period of the Assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those Assets were held by the Acquired Portfolio; and

(j)	The Acquired Portfolio’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Portfolio without limitation.

The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9. Indemnification

9.1. The Trust, on behalf of the Acquiring Portfolio and solely out of the Acquiring Portfolio’s Assets, agrees to indemnify and hold harmless the Acquired Portfolio from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Portfolio of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. The Company, on behalf of the Acquired Portfolio and solely out of the Acquired Portfolio’s Assets, agrees to indemnify and hold harmless the Acquiring Portfolio from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Portfolio of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1. The Acquiring Portfolio and the Acquired Portfolio represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be borne by LAM (except brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement, legal fees, accounting fees, securities registration fees and brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed

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after the Closing and the obligations of the Acquired Portfolio and Acquiring Portfolio in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust Board or the Company Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Plan inadvisable with respect to the Acquiring Portfolio or the Acquired Portfolio, respectively.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company, on behalf of the Portfolios.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Portfolios, 30 Rockefeller Plaza, New York, New York 10112, Attn: Mark R. Anderson, Esq., Secretary, in each case with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, Attn: Allison M. Fumai, Esq.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the Delaware without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

LAZARD ACTIVE ETF TRUST On behalf of the Acquiring Portfolio: Lazard Emerging Markets Opportunities ETF	THE LAZARD FUNDS, INC. On behalf of the Acquired Portfolio: Lazard Emerging Markets Core Equity Portfolio

By:	By:
Name: Nathan A. Paul	Name: Nathan A. Paul
Title: Principal Executive Officer, President	Title: Principal Executive Officer, President

Lazard Asset Management LLC agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

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LAZARD ASSET MANAGEMENT LLC

By:
Name:
Title:
44

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer of sale is not permitted.

Subject to Completion

June 24, 2025

PART B

LAZARD EMERGING MARKETS OPPORTUNITIES ETF

A SERIES OF

LAZARD ACTIVE ETF TRUST

30 Rockefeller Plaza

New York, NEW YORK 10112-6300

(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

FORM N-14

July 24, 2025

This Statement of Additional Information (the “SAI”) relates to the reorganization of Lazard Emerging Markets Core Equity Portfolio (the “Acquired Portfolio”), a series of The Lazard Funds, Inc., with and into Lazard Emerging Markets Opportunities ETF (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), which is a series of Lazard Active ETF Trust (the “Reorganization). This SAI contains information that may be of interest to shareholders, but which is not included in the Information Statement/Prospectus dated July 24, 2025 (the “Information Statement/Prospectus”).

This SAI is not a prospectus and should be read in conjunction with the Information Statement/Prospectus. A copy of the Information Statement/Prospectus is available upon request and without charge by writing to The Lazard Funds, Inc. at 30 Rockefeller Plaza, New York, New York 10112, by calling (800) 823-6300 or by logging on to www.lazardassetmanagement.com.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference; the supplemental financial information; and the Statement of Additional Information that follows:

(i)	the Information Statement/Prospectus dated July 24, 2025;

(ii)	the Prospectus for the Acquired Portfolio dated May 1, 2025, as supplemented (File Nos. 033-40682 and 811-06312; Accession No. 0000930413-25-001519);

(iii)	the Statement of Additional Information for the Acquired Portfolio dated May 1, 2025, as supplemented (File Nos. 033-40682 and 811-06312; Accession No. 0000930413-25-001519);

(iv)	the Prospectus for the Acquiring Portfolio dated April 7, 2025 (File Nos. 333-285466 and 811-24041; Accession No. 0000930413-25-001178);

(v)	the Statement of Additional Information for the Acquiring Portfolio dated April 7, 2025 (File Nos. 333-285466 and 811-24041; Accession No. 0000930413-25-001178); and

(vi)	the audited financial statements included in the filing on Form N-CSR of the Acquired Portfolio for the fiscal year ended December 31, 2024 (File No.: 811-06312; Accession No. 0000930413-25-000884), which was previously filed via EDGAR.
B-1

Because the Acquiring Portfolio is new and has not commenced operations, the Acquiring Portfolio has not published annual or semi-annual shareholder reports or filings on Form N-CSR. The Acquiring Portfolio is a shell series of Lazard Active ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Portfolio. The Acquired Portfolio shall be the accounting and performance survivor in the Reorganization, and the Acquiring Portfolio, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Acquired Portfolio.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees and expenses of the Acquired Portfolio and the Acquiring Portfolio is included under “How do the Portfolios’ fees and operating expenses compare, and what are the Acquiring Portfolio’s fees and operating expenses estimated to be following the Reorganization?” in the Information Statement/Prospectus.

The Acquiring Portfolio will have identical investment objective and fundamental investment policies as those of the Acquired Portfolio, as well as similar investment strategies. The Reorganization will therefore not result in a material change to the Acquired Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Acquired Portfolio is eligible to be held by the Acquiring Portfolio. As a result, a schedule of investments of the Acquired Portfolio modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Portfolio’s portfolio in advance of the Reorganization and/or to the Acquiring Portfolio’s portfolio following the Reorganization. There are no material differences in the accounting policies of the Acquired Portfolio as compared to those of the Acquiring Portfolio.

The value of the Acquired Portfolio’s assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the closing date of the Reorganization, or such other time as agreed to in writing by each of the Acquired Portfolio and Acquiring Portfolio, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Portfolio and valuation procedures established by the Acquired Portfolio Board.

B-2

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION.

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Distribution Agreement filed as Exhibit 7.

ITEM 16.	EXHIBITS.

(1)(a)	Certificate of Trust(1)

(b)	Amended and Restated Declaration of Trust(2)

(c)	Amended and Restated Schedule A to the Amended and Restated Declaration of Trust(3)

(2)	By-Laws(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is included in Part A to this Registration Statement

(5)	Not applicable.

(6)(a)	Management Agreement with Lazard Asset Management LLC(2)

(b)	Amended and Restated Schedule 1 to the Management Agreement with Lazard Asset Management LLC(4)

(7)(a)	Distribution Agreement(2)
(b)	Amendment No. 1 to Distribution Agreement(2)

(8)	Not Applicable.

(9)	Custody Agreement(2)

(10)	Not applicable.

(11)	Opinion and Consent of Dechert LLP*

(12)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders of the Acquired Portfolio with respect solely to the transaction between the Acquired Portfolio and the Acquiring Portfolio pursuant to the form of Plan of Reorganization*

(13)(a)	Master Accounting Service Agreement(2)

(b)	Administration Agreement(2)

(c)	Transfer Agency and Service Agreement(2)

(d)	Form of Authorized Participant Agreement(2)

(14)	Consent of Independent Registered Public Accounting Firm*

(15)	Not applicable.

(16)	Powers of Attorney of Trustees and Chief Financial Officer*

*	Filed herewith.

1.	Incorporated by reference from Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-000091) filed with the Securities and Exchange Commission on January 15, 2025.
2.	Incorporated by reference from Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-000912) filed with the Securities and Exchange Commission on March 10, 2025.
3.	Incorporated by reference from Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-001850) filed with the Securities and Exchange Commission on May 21, 2025.
4.	Incorporated by reference from Registrant’s Registration Statement on Form N-14 (Accession No. 0000930413-25-001860) filed with the Securities and Exchange Commission on May 22, 2025.

ITEM 17.	UNDERTAKINGS.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or part who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonable time after the close of this transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 24th day of June, 2025.

LAZARD ACTIVE ETF TRUST

By:	/s/ Nathan A. Paul*
Nathan A. Paul, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Nathan A. Paul* Nathan A. Paul	President and Trustee	June 24, 2025

/s/ Christina Kennedy* Christina Kennedy	Chief Financial Officer	June 24, 2025

/s/ Evan L. Russo* Evan L. Russo	Trustee	June 24, 2025

/s/ Franci J. Blassberg* Franci J. Blassberg	Trustee	June 24, 2025

/s/ Kenneth S. Davidson* Kenneth S. Davidson	Trustee	June 24, 2025

/s/ Nancy A. Eckl* Nancy A. Eckl	Trustee	June 24, 2025

/s/ Trevor W. Morrison* Trevor W. Morrison	Trustee	June 24, 2025

/s/ Richard Reiss, Jr.* Richard Reiss, Jr.	Trustee	June 24, 2025

/s/ Robert M. Solmson* Robert M. Solmson	Trustee	June 24, 2025

*By:	/s/ Robert Spiro
Attorney-in-fact, Robert Spiro

EXHIBIT INDEX

(11)	Opinion and Consent of Dechert LLP

(12)	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders of the Acquired Portfolio with respect solely to the transaction between the Acquired Portfolio and the Acquiring Portfolio pursuant to the form of Plan of Reorganization

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney of Trustees and Principal Financial Officer